EXHIBIT 4.1

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

 Summus, Inc. (USA)
AUTHORIZED COMMON STOCK: 100,000,000 SHARES
PAR VALUE: $.001

NUMBER	SHARES
_________	___________
CUSIP NO. 866366 10 7

THIS CERTIFIES THAT         _______________________

IS THE RECORD HOLDER OF  ___________________________

Shares of Summus, Inc. (USA)  Common Stock

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: _________

/s/ Robert S. Lowrey                                             [SEAL]                       /s/ Bjorn Jawerth
CFO/ASSISTANT CORPORATE SECRETARY                                        PRESIDENT

INTERWEST TRANSFER CO. INC. P.O. Box 17136/Salt Lake City, UTAH 84117

COUNTERSIGNED & REGISTERED

                            _______________________________________________
                            COUNTERSIGNED Transfer Agent-Authorized Signature

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common

TEN ENT – as tenants by the entireties

JF TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ......Custodian......
                                          (Cust)                   (Minor)

                                           under Uniform Gifts to Minors Act. _______________
                                                                                                               (State)

                                                             Additional abbreviations may also be used though not in the above list

                                         For Value Received, ___________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

_________________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_________________________________________________________________________________________
_________________________________________________________________________________________
_________________________________________________________________________________________
Shares of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint ___________________________________________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated  _____________

_________________________________________________________________________________________

         NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

SIGNATURE GUARANTEED:
Signature(s) must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a savings bank), or a trust company.  The guaranteeing firm must be a member of the Medallion Guarantee Program.

TRANSFER FEE WILL APPLY